Exhibit 99.2

 Financial Earnings   Results  Fourth Quarter and Full Year 2023  January 24, 2024

 Forward Looking Statements  This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the “Company,” “we,” “us,” or “our”) within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are “forward-looking statements” and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.  For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2022, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.  2

 Financial Highlights 4Q 2023  Quarterly results ending   December 31, 2023  Net Income  $82.5 million  Diluted EPS  $1.13   Total Revenue  $205.2 million  Total Loans  $19.5 billion  Total Deposits  $19.3 billion  Efficiency Ratio  53.84%  3  * Refer to GAAP to non-GAAP reconciliation in Appendix.

 Summary Highlights: 4Q and Full Year 2023 Results  4  Note: Information as of 12.31.23 and 9.30.23 are unaudited.  * Gross Loans, net of fees

 Summary Balance Sheets  5  Note: Information as of 12.31.23 and 9.30.23 are unaudited.

 Loan Composition  Total Loan Portfolio  $19.5 billion   as of 12.31.23  Total CRE $9.7 billion  Residential Mortgage* $6.1 billion  C&I Loans $3.3 billion   Construction Loans $0.4 billion  6  * Residential Mortgage includes equity lines, installment and other loans.

 Commercial Real Estate Portfolio  Total CRE  $9.7 billion   50% of total loans  7  * Residential Mortgage includes equity lines, installment and other loans.

 LTV & Size by Property Type  Commercial Real Estate Portfolio  8

 Selected CRE and Construction Loan Portfolios  weighted avg. LTV 54%  weighted avg. LTV 49%  weighted avg. LTV 55%  9

 Selected CRE and Construction Loan Portfolios (cont’d)  10  weighted avg. LTV 48%  Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)  Urban – City and metropolitan areas  Suburban – Outside of the city/metropolitan area

 Geographic Distribution of Residential Mortgage  Residential Mortgage Portfolio  11  * Residential Mortgage includes equity lines, installment and other loans.

 Allowance for Loan and Lease Losses (ALLL)  12

 Asset Quality Metrics  Allowance coverage of loans HFI: 0.79% as of 12/31/23 vs. 0.81% as of 9/30/23.  Nonaccrual loans/loans HFI: 0.34% as of 12/31/23 vs. 0.40% as of 9/30/23.   Classified Loans are loans classified as substandard and doubtful.  13  Non-Performing Assets (NPA) = Non-accrual Loans + OREO

 Deposit Mix  Total Deposits  $19.3 billion   as of 12.31.23  14

 Summary Income Statements  15  Note: Information for quarter ending 12.31.23 and 9.30.23 are unaudited. Totals may not foot due to rounding.

 Loan Yields, Deposit Costs and Net Interest Income  16

 Non-Interest Income  17  $ in millions  Non-Interest Income*  * Non-interest income excludes net gains/(losses) from equity securities.

 Operating Expense & Efficiency  18

 Strong Capital Ratios  Capital Ratio well above regulatory standards that continues to place Cathay in the “well capitalized” category, calculated under the Basel III capital rules.   Book Value Per Common Share is $37.66 as of 12.31.23: +3.60% compared to 9.30.23 and +10.73% YoY.   Tangible Book Value* Per Common Share is $32.43 as of 12.31.23: +4.20% compared to 9.30.23 and +12.72% YoY.   Capital Return on Shareholder  common stock dividend: $0.34/share quarterly, or $1.36/share annualized.   19  * Refer to GAAP to non-GAAP reconciliation in Appendix.

 Management Guidance Full Year 2024  20  The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding “forward-looking statements” included in this presentation when considering this information.  Full Year 2024 Guidance  Compared with 2023 Actual  Full Year  2023 Actual  Loans,   end of period   Estimated growth rate 4% to 5%.  $19.5 billion  +7.1% YoY  Deposits  Estimated growth rate 4% to 5%.  $19.3 billion  +4.4% YoY  Core   Noninterest Expense  Estimated growth rate 3.0% to 3.5%.  $279.8 million  +9.6% YoY  NIM  Estimated to range between 3.15% and 3.25%.  3.45%  Tax Rate  Effective tax rate for 2024 estimated between 20.0% and 21.0%.  Solar amortization estimated to be $6.5 million for 2024; $6.0 million in Q1 and $0.5 in Q2.  Effective tax rate for the full year was 12.25%.  Solar amortization was $47.9 million.

 Appendix

 We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.  Appendix: GAAP to Non-GAAP Reconciliation   Selected Consolidation Financial Information ($ in thousands) (unaudited)  22